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                            THIRD SUPPLEMENTARY AGREEMENT

                                        TO THE

                                PACRIMEAST CABLE SYSTEM

                        CONSTRUCTION AND MAINTENANCE AGREEMENT




Certified as a true and accurate copy
of the Third Supplementary Agreement
to the PacRimEast Cable System
Construction and Maintenance Agreement


                                                           /s/ J. Nelson
                                                               J Nelson
                                                               for Telstra

                                                               7 November 1995

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                        THIRD SUPPLEMENTARY AGREEMENT TO THE
                       PACRIMEAST CABLE SYSTEM CONSTRUCTION AND
                                MAINTENANCE AGREEMENT

THIS THIRD SUPPLEMENTARY AGREEMENT is made and entered into this 31st day of October 1995 in Osaka, Japan between and among the Parties identified in Schedule A attached hereto.

                                    WITNESSETH

WHEREAS, the PacRimEast Cable System Construction and Maintenance Agreement was entered into, effective 5 December 1990, as amended by the First Supplementary Agreement dated 8 October 1992 and the Second Supplementary Agreement dated 19 October 1993 (hereinafter referred to as the "PacRimEast C&MA") to provide, construct, maintain and operate the PacRimEast Cable System.

WHEREAS, Schedules B, C and D of the PacRimEast C&MA were further revised effective 31 May 1994, 12 October 1994 and 19 May 1995.

WHEREAS, the PacRimEast C&MA provides for the admission of additional Parties by Supplementary Agreements and authorises the Initial Parties (AT&T, KDD, TELSTRA and TPL) to act jointly as representatives and agents of all Parties to the PacRimEast C&MA to execute such Supplementary Agreements.

WHEREAS, the Party identified in paragraph 1 of Annex 1 (hereinafter called the "Additional Party") wishes to accede and become a Party to the PacRimEast C&MA.

WHEREAS, in accordance with the PacRimEast C&MA, the Management Committee has agreed to admit the Additional Party as a Party to the PacRimEast C&MA and expand the Notional Capacity commensurate with the requirements of the Additional Party and other Parties to the PacRimEast C&MA.

WHEREAS, the PacRimEast C&MA provides for the replacement of Schedules A, B, C and D thereto to reflect the admission of additional Parties, expansion of Notional Capacity and transfers of capacity.

WHEREAS, the Management Committee has agreed that TELSTRA shall act as Financial Coordinator with respect to the admission of additional Parties to the PacRimEast C&MA and expansion of Notional Capacity.

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                                        2

WHEREAS, certain existing Parties to the PacRimEast C&MA have undergone organisational changes resulting in new addresses or new descriptions or in a different entity becoming their assignee or successor in interest, and the Parties now desire to reflect such changes in the PacRimEast C&MA by incorporating such changes in the replacement Schedules A, B, C and D attached hereto.

NOW THEREFORE, the Parties in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:

1.  The Additional Party hereby:

     1.1 agrees to accept and abide by the terms and conditions of the PacRimEast C&MA, as duly amended from time to time, which is incorporated herein by reference and made a part hereof;

     1.2 agrees to assume responsibility to pay its proportionate share of costs incurred under the PacRimEast C&MA prior to its becoming a Party thereto; and

     1.3 agrees to accept and abide by all decisions taken in relation to the PacRimEast Cable System by the Parties, or any of them, to the PacRimEast C&MA prior to its becoming a Party thereto.

2. The Additional Party is hereby admitted to the PacRimEast C&MA with effect from the date of this Third Supplementary Agreement.

3. Schedules A, B, C and D attached hereto shall replace the corresponding Schedules in the PacRimEast C&MA.

4. TELSTRA, as the Financial Coordinator, shall bill the Additional Party for its respective proportional share of the costs of the PacRimEast Cable System incurred to the date of this Third Supplementary
       Agreement and make financial adjustments necessary to the other Parties' contributions to such costs pursuant to the expansion of Notional Capacity. These and subsequent bills and financial adjustments shall be calculated, rendered and paid in accordance with the PacRimEast C&MA and any applicable terms and conditions determined by the Management Committee.

5. Except as provided in this Third Supplementary Agreement, all other terms and conditions of the PacRimEast C&MA remain unchanged and in full force and effect.

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                                       3

IN WITNESS WHEREOF the Additional Party and the Initial Parties (in their own right and as joint representatives and agents of the Parties to the PacRimEast C&MA) have severally subscribed these presents or caused them to be subscribed in their names and behalf by their respective officers thereunto duly authorised.

AT&T CORP.

By /s/    [illegible]
   ------------------------


COMMUNICATIONS TELESYSTEMS INTERNATIONAL D/B/A WORLDXCHANGE COMMUNICATIONS

By /s/    [illegible]
   ------------------------

KOKUSAI DENSHIN DENWA CO., LTD.

By /s/    [illegible]
   ------------------------

TELECOM PURCHASING LIMITED

By /s/    [illegible]
   ------------------------


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                                         4

TELSTRA CORPORATION LIMITED ACN 051 775 556

By /s/    [illegible]
   ------------------------

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                                                                        ANNEX 1

1.  ADDITIONAL PARTY

    Communication TeleSystems International d/b/a WorldxChange Communications, a corporation organized and existing under the laws of the State of California and having its principal office at 4350 La Jolla Village Drive, San Diego, California (herein called "CTS" which expression shall include its successors).

2.  INITIAL PARTIES

    AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 412 Mount Kemble Avenue, Morristown, New Jersey (herein called "AT&T" which expression shall include its successors).

    Kokusai Denshin Denwa Co. Ltd., a corporation having its principal office at 3-2, Nishi-Shinjuku 2-Chome, Shinjuku-ku, Tokyo (herein called "KDD" which expression shall include its successors).

    Telecom Purchasing Limited, a duly incorporated company under the Companies Act of 1955, organized and existing under the laws of New Zealand and having an office at 13-27 Manners Street, Wellington (herein called "TPL" which expression shall include its successors). TPL has appointed Telecom New Zealand International Limited (TNZI) as its agent and granted TNZI a power of attorney to enable TNZI to carry out all management functions, duties and rights (including exercising all voting rights and attending all relevant Management Committee and other meetings) and otherwise to do any and all things which TPL itself could do pursuant to or in relation to this Agreement.

    Telstra Corporation Limited ACN 051 775 556, a company incorporated under the laws of Australia and having an office at 231 Elizabeth Street, Sydney, New South Wales (herein called "TELSTRA" which expression shall include its successors).


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                                LIST OF OMITTED SCHEDULES

         The following Schedules to the Third Supplementary Agreement to the PacRimEast Cable System Construction & Maintenance Agreement have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

         Schedule A--Parties to this Agreement

         Schedule B--Voting Interests in the Cable System

         Schedule C--Ownership Interests and Allocation of Capital Operating
                     and Maintenance Costs of Segment B and Proportions of Capital, Operating and Maintenance Costs for Use of Segments A and C

         Schedule D--Assignment of Capacity in Segment B in Half Interest in
                     MAUOs